FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Annuity Account

Supplement Dated November 22, 2021

to the Prospectus for

Individual Flexible Premium Deferred Variable Annuity Contract

Non-Participating Variable Annuity Contract

(Dated April 30, 2019)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Annuity Contract (the “Contract”). The changes described in this Supplement will be memorialized in the “Updated Information About Your Contract” section when you receive your Annual Notice dated May 1, 2022. Please read this Supplement carefully and retain it for future reference with your Prospectus.

The T. Rowe Price Mid-Cap Growth Subaccount (the “TMC Subaccount”), which invests in the T. Rowe Price Mid-Cap Growth Portfolio (the “TMC Portfolio”), was previously closed to Contract Owners whose Contracts were issued on or after May 1, 2004.

Effective December 1, 2021, the TMC Subaccount will resume accepting new investments. Beginning on December 1, 2021, all Contract Owners, irrespective of issue date, may allocate premium and transfer Accumulated Value to the TMC Subaccount.

The TMC Portfolio’s investment objective is to achieve long-term capital appreciation by investing earnings in common stocks of medium-sized companies with potential for above-average earnings growth. The TMC Portfolio’s investment adviser is T. Rowe Price Associates, Inc.

For additional details regarding the TMC Portfolio, please refer to the TMC Portfolio’s prospectus, which may be amended from time to time and can be found online at https://www.fbfs.com/variable-product-documents. You can also request this information at no cost by calling 1-800-247-4170.

*   *   *

If you have any questions about your Contract or how this change affects you, please do not hesitate to contact our Home Office toll free at 1-800-247-4170.

FB VA 02-07_Pre-02